DELAWARE GROUP EQUITY FUNDS II

Delaware Large Cap Value Fund
(formerly Delaware Decatur Equity Income Fund)
Class A * Class B * Class C * Class R * Institutional Class

Supplement to the Fund's Prospectuses dated February 23, 2004

On December 2, 2004, the Board of Trustees unanimously voted to approve the changes to the investment objectives, policies and strategies of Delaware Large Cap Value Fund (the "Fund"). All changes are effective March 28, 2005.

The following replaces the information in the section in each of the Prospectuses entitled "Profile: Delaware Large Cap Value Fund - What is the Fund's goal?" on page 2:

Delaware Large Cap Value Fund seeks long-term capital appreciation. Although the Fund will strive to meet its goal, there is no assurance that it will.

The following replaces the information in the section in each of the Prospectuses entitled "Profile: Delaware Large Cap Value Fund - What are the Fund's main investment strategies?" on page 2:

Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of large-capitalization companies (the "80% policy"). The Fund currently defines large-capitalization stocks as those with market capitalizations of $5 billion or greater at the time of purchase. Typically, we seek to select securities we believe are undervalued in relation to their intrinsic value as indicated by multiple factors, including the earnings and cash flow potential or the asset value of the respective issuers. We also consider a company's plans for future operations on a selective basis. We may sell a security if we no longer believe the security will contribute to meeting the investment objective of the Fund. The Fund's 80% policy can be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any change.

The following replaces the information in the section in each of the Prospectuses entitled "How we manage the Fund - Our investment strategies" on page 5:

We research individual companies and analyze economic and market conditions, seeking to identify the securities that we believe are the best investments for the Fund. Following is a description of how the portfolio managers pursue the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

The Fund invests primarily in investments of large-capitalization companies that we believe have long-term capital appreciation potential. We follow a value-oriented investment philosophy in selecting stocks for the Fund using a research-intensive approach that considers factors such as:
  security prices that reflect a market valuation that is judged to be below the estimated present or future value of the company;
  favorable earnings growth prospects;
  expected above-average return on equity and dividend yield;
  the financial condition of the issuer; and
  various qualitative factors

We may sell a security if we no longer believe the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, we may evaluate, among other things, the condition of the U.S. economy, the condition of foreign economies, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry sector.

The Fund's investment objective is non-fundamental. This means the Board of Trustees may change the Fund's objective without obtaining shareholder approval. If an objective were changed, we would notify shareholders before the change in the objective became effective.

The following replaces the information in the section in each of the Prospectuses entitled "How we manage the Fund - The securities we typically invest in" on page 6:

The securities we typically invest in
Stocks generally offer investors the potential for capital appreciation. Certain stocks will be dividend-paying stocks and others will not pay dividends.

Securities	How we use them
Common stocks: Securities that represent shares of ownership in a corporation. Stockholders participate in the corporation's profits and losses, proportionate to the number of shares they own.	Generally, the Fund will invest at least 80% of its net assets in equity securities.

American Depositary Receipts (ADRs): ADRs are issued by a U.S. bank and represent the bank's holdings of a stated number of shares of a foreign corporation. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

We may invest without limitation in ADRs. We may hold ADRs when we believe they offer greater appreciation potential than U.S. securities.

Repurchase agreements: An agreement between a buyer of securities, such as a Fund, and a seller of securities in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

Typically, the Fund uses repurchase agreements as a short-term investment for the Fund's cash position. In order to enter into these repurchase agreements, the Fund must have collateral of 102% of the repurchase price. The Fund will only enter into repurchase agreements in which the collateral is comprised of U.S. government securities.

Restricted securities: Privately placed securities whose resale is restricted under securities law.	The Fund may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, commonly known as Rule 144A Securities.

Illiquid securities: Securities that do not have a ready market, and cannot be easily sold within seven days at approximately the price that a fund has valued them. Illiquid securities include repurchase agreements maturing in more than seven days.

We may invest up to 10% of the Fund's total assets in illiquid securities.

The Fund is permitted to invest in all available types of equity securities including preferred stocks, rights and warrants and convertible securities. The Fund may also invest in fixed-income securities and enter into futures and options transactions for hedging purposes. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities The Fund may lend up to 25% of its assets to qualified broker/dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Fund.

Borrowing from banks The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective.

Temporary defensive positions For temporary defensive purposes, we may hold a substantial part of the Fund's assets in cash or cash equivalents. These investments may not be consistent with the Fund's investment objective. To the extent that the Fund holds these investments, the Fund may be unable to achieve its investment objective.

The following replaces the information in the section in each of the Prospectuses entitled "How we manage the Fund - The risks in investing in the Fund" on page 7:

The risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

Risks	How we strive to manage them

Market risk is the risk that all or a majority of the securities in a certain market - like the stock or bond market - will decline in value because of factors such as economic conditions, future expectations or investor confidence.

We maintain a long-term investment approach and focus on securities that we believe can appreciate over an extended period of time regardless of interim market fluctuations. We do not try to predict overall stock market movements and though we may hold securities for any amount of time, we generally do not trade for short-term purposes.

Industry and security risk is the risk that the value of securities in a particular industry or the value of an individual stock or bond will decline because of changing expectations for the performance of that industry or for the individual company issuing the stock or bond.

We limit the amount of the Fund's assets invested in any one industry and in any individual security. We also follow a rigorous selection process before choosing securities for the portfolios.

Foreign risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards.

We typically invest only a small portion of the Fund's portfolio in foreign corporations through American Depositary Receipts. When we do purchase ADRs, they are generally denominated in U.S. dollars and traded on a U.S. exchange.

Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price that a fund has valued them.	We limit exposure to illiquid securities.

The following replaces the information in the section in each of the Prospectuses entitled "Who manages the Fund - Portfolio managers" on page 8:

Portfolio managers

D. Tysen Nutt, Jr., Jordan L. Irving, Anthony A. Lombardi and Robert A. Vogel, Jr. have primary responsibility for making day-to-day investment decisions for the Fund. Messrs. Nutt, Irving, Lombardi and Vogel will assume responsibility on March 28, 2005.

D. Tysen Nutt, Jr., Senior Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Nutt graduated from Dartmouth College with a BA. Mr. Nutt began his investment career in 1983 at Dean Witter Reynolds where he advanced to Vice President, Investments. In 1988, he joined investment advisor Van Deventer & Hoch (V&H), where he managed large cap value portfolios for both institutions and private clients. As a Senior Vice President at V&H, he was a member of the firm's Management Committee and directed new business development in addition to his portfolio management duties. Mr. Nutt moved to Merrill Lynch Investment Managers in 1994 and later served as leader of the U.S. Active Large Cap Value Team, managing mutual funds and separate accounts for institutions and private clients. He is a member of the New York Society of Security Analysts and the Association for Investment Management and Research.

Jordan L. Irving, Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Irving graduated from Yale University with a BA in American Studies and earned a Special Diploma in Social Studies at Oxford University the following year. He joined Merrill Lynch Investment Managers (MLIM) as a Portfolio Manager in 1998. In 2004, Mr. Irving joined Delaware Investments as Vice President/Senior Portfolio Manager. While working for MLIM, Mr. Irving competed for The United States National Rowing Team, winning a gold medal at the 1997 World Rowing Championships in Aiguebelette, France.

Anthony A. Lombardi, Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Lombardi graduated from Hofstra University with a BBA and MBA in Finance. Mr. Lombardi's first financial services position was as an Investment Analyst with Crossland Savings, FSB, Brooklyn, NY from 1989-1990. He started at Dean Witter Reynolds, Inc. as a Research Assistant in 1990 and rose to the position of Vice President, Research Analyst, which he held from 1993-1997. He then moved to Merrill Lynch Investment Managers (MLIM) in 1998, joining the Capital Management Group, and became a Portfolio Manager with the U.S. Active Large Cap Value Team in 2000. He departed MLIM as a Director. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the Association for Investment Management and Research.

Robert A. Vogel, Jr., Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Vogel graduated from Loyola College in Maryland earning both his BBA and MS in Finance. He earned his MBA with a concentration in Finance at the Wharton School of Business at the University of Pennsylvania. Mr. Vogel started his financial services career as a Financial Consultant with Merrill Lynch in 1992. He then moved to Merrill Lynch Investment Managers (MLIM) in 1997, joining the Capital Management Group, and became a Portfolio Manager with the U.S. Active Large Cap Value Team in 1998. He departed MLIM as a Director. In 2004, Mr. Vogel joined Delaware Investments as Vice President/Senior Portfolio Manager. Mr. Vogel is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the Association for Investment Management and Research.

This Supplement is dated January 18, 2005.